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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 7, 2006
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               (Date of Report: Date of earliest event reported)


                                 Merilus, Inc.
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           (Exact name of registrant as specified in its charter)


          Nevada                 0-28475                  87-0635270
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


                  P.O. Box 581072, Salt Lake City, Utah 84158
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 949-1020
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        (Former name or former address, if changed since last report)













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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.


On December 7, 2006, Denny W. Nestripke resigned as a director and officer of Merilus, Inc. Mr. Nestripke resigned to pursue other business interest but indicated he will continue to provide consulting help to the Company. There have been no disputes with Mr. Nestripke. Upon Mr. Nestripke's resignation, the remaining director, Alex Demitriev, accepted the position as president of the Company.



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Merilus, Inc.


                                          By: /s/
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Date: December 8, 2006                       Alex Demitriev, President